UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2026

NATIONAL HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13489 (Commission File Number)	52-2057472 (IRS Employer Identification No.)

100 E. Vine Street Murfreesboro, Tennessee (Address of Principal Executive Offices)		37130 (Zip Code)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NHC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 21, 2026 (the “Effective Date”), NHC/OP, L.P., a Delaware limited partnership (the “Purchaser”) and a wholly-owned subsidiary of National HealthCare Corporation (“NHC”), on behalf of itself and its affiliates identified in the Agreement, each of which is a wholly-owned subsidiary of NHC (collectively, together with the Purchaser, “we,” “us,” or “our”) entered into a Purchase and Sale Agreement (the “Agreement”) with National Health Investors, Inc. (“NHI”), a publicly-traded real estate investment trust, on behalf of itself and its affiliates identified in the Agreement (collectively, together with NHI, the “Seller Parties”), to purchase from the Seller Parties the land, facilities, and improvements, including 32 skilled nursing facilities and three independent living facilities (collectively, the “Property,” and with respect to the 35 facilities, the “Facilities”), currently leased by us, as tenant, from the Seller Parties, as landlord, under a Master Agreement to Lease dated October 17, 1991, as amended, and those single Facility leases executed by the parties (collectively, the “Master Lease”). The purchase and sale of the Property and other transactions contemplated by the Agreement are referred to herein as the “Transaction.” The Facilities are located in Alabama, Florida, Kentucky, Missouri, South Carolina, Tennessee, and Virginia. The purchase price for the Property is $560 million, subject to adjustment as set forth in the Agreement (the “Purchase Price”), payable at the closing of the Transaction. There are no financing contingencies. We expect to finance the Purchase Price in part through a new credit facility.

The Agreement provides that within five business days of the Effective Date, we are required to make a $5 million deposit (the “Initial Deposit”), which will be non-refundable to us (except as otherwise provided in the Agreement) after the expiration of a review period beginning on the Effective Date and ending on May 29, 2026, or such earlier date as we may determine in our sole discretion (the “Review Period”). We have the right to terminate the Agreement for any reason or no reason at any time on or before the expiration of the Review Period by giving written notice to NHI, in which event substantially all of the Initial Deposit will be refunded to us. If the Agreement is not terminated prior to the expiration of the Review Period, then, within seven business days after the expiration of the Review Period, (i) we are required to make an additional $15 million deposit (together with the Initial Deposit, the “Purchaser’s Deposits”), which will be non-refundable to us (except as otherwise provided in the Agreement), and (ii) NHI is required to make a $20 million deposit, which will be payable to us as liquidated damages in the event the Agreement is terminated by us under the circumstances described below (such deposit, the “Seller’s Liquidated Damages Deposit”). At the closing of the Transaction, the Purchaser’s Deposits will be applied to the Purchase Price. The Agreement provides that the Property is being purchased and sold in “as is,” “where is” condition except for the limited representations, warranties, and covenants of the Seller Parties specifically provided in the Agreement and the conveyance documents, and that we shall bear the risk of loss or damage to the Facilities and the risk of any condemnation or eminent domain proceedings against the Property prior to the closing of the Transaction without any resulting right to any adjustment to the Purchase Price or to terminate the Agreement. The Agreement also contains additional covenants, representations and warranties, indemnifications, and other provisions that are customary for real estate purchase and sale agreements.

The Agreement contains certain customary termination rights for us and the Seller Parties, including the right of us or the Seller Parties, as applicable, to terminate the Agreement prior to the closing of the Transaction in the event (i) of a breach of the other party’s representations and warranties set forth in the Agreement, subject to a cure period, or (ii) the other party fails to consummate the closing of the Transaction on the scheduled closing date. The Agreement also provides that (A) if the Agreement is terminated by us due to a breach of the Seller Parties’ representations or warranties in the Agreement, we will be entitled to receive as liquidated damages (1) a refund of the Purchaser’s Deposits and (2) payment from NHI equal to the amount of third-party out-of-pocket costs incurred by us in connection with the Agreement subject to a specified maximum amount; (B) if the Agreement is terminated by us due to the Seller Parties’ failure to timely consummate the closing of the Transaction as provided in the Agreement, we will be entitled to receive as liquidated damages (1) a refund of the Purchaser’s Deposits and (2) payment of the Seller’s Liquidated Damages Deposit; (C) if the Agreement is terminated by the Seller Parties due to a breach of our representations or warranties in the Agreement, the Seller Parties will be entitled to receive as liquidated damages the Initial Deposit, with the remainder of the Purchaser’s Deposits to be returned to us; and (D) if the Agreement is terminated by the Seller Parties due to our failure to timely consummate the closing of the Transaction, the Seller Parties will be entitled to receive as liquidated damages the Purchaser’s Deposits.

Under the Master Lease, we currently operate, and intend to continue to operate after the Transaction closes, all of the Facilities other than four skilled nursing facilities located in Florida (the “Florida Facilities”), which are subleased to a third-party operator. Pursuant to the terms of the Agreement, contemporaneously with the closing of the Transaction, we and the Seller Parties will enter into a Partial Master Lease Termination Agreement and Partial Assignment and Assumption of Master Lease (the “Master Lease Termination Agreement”) pursuant to which (i) the Master Lease will be terminated with respect to all of the Facilities other than the Florida Facilities, and (ii) the Seller Parties will assign to a wholly-owned subsidiary of NHC, and such NHC subsidiary will assume, the Master Lease with respect to the Florida Facilities. The form of the Master Lease Termination Agreement is included in the copy of the Agreement filed as an exhibit to this report and is incorporated by reference herein. Under the Agreement, if the Agreement is terminated or the closing of the Transaction does not occur for any reason, then the Master Lease shall remain in full force and effect and shall not be affected by the termination of the Agreement.

The Transaction is expected to close in the third quarter of 2026, subject to customary closing conditions, including, but not limited to, the expiration or termination of the applicable waiting period and any extensions thereof under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. There can be no assurances that the closing conditions will be satisfied or that the Transaction will be consummated on the terms or timeline described herein or at all, or that we will realize the expected benefits of the Transaction in part or at all.

As discussed above, we and the Seller Parties’ are party to the Master Lease. Additional information about the Master Lease is set forth in NHC’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2026 (the “Annual Report”), and NHC’s proxy statement for the 2026 annual meeting of stockholders of NHC, filed with the SEC on April 2, 2026 (the “Proxy Statement”).

NHC is a stockholder of NHI and, as previously reported, as of December 31, 2025, NHC owned 1,630,642 shares of NHI’s common stock, which is approximately 3.4% of the outstanding shares of NHI’s common stock based on information available in NHI’s public filings. Additional information about NHC’s ownership of NHI’s common stock is set forth in the Annual Report and the Proxy Statement. In addition, Robert G. Adams, chairman of the board of directors of NHC, also serves on the board of directors of NHI. As previously disclosed by NHI, Mr. Adams is not standing for reelection as a director of NHI at the 2026 annual meeting of NHI’s stockholders.

The foregoing summary description of the terms of the Agreement is qualified in its entirety by the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this report and is incorporated by reference herein. The representations, warranties and covenants set forth in the Agreement have been made only for the purposes of the Agreement and are solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures, may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Agreement is filed only to provide investors with information regarding the terms of the Transaction, and not to provide investors with any other factual information regarding the parties or their respective businesses and should be read in conjunction with the disclosures in NHC’s periodic reports and other filings with the SEC.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this report is incorporated by reference into this Item 1.02 to the extent such information is responsive to the disclosure requirements of Item 1.02 of Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On April 21, 2026, NHC issued a press release announcing its entry into the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Item 7.01, including in Exhibit 99.1 to this report, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and such information shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation by reference language in any such filing, except as NHC expressly sets forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1*	Purchase and Sale Agreement, dated as of April 21, 2026, by and among National Health Investors, Inc. and NHC/OP, L.P. and certain of their respective affiliates named therein.
10.2*
Form of Partial Master Lease Termination Agreement and Partial Assignment and Assumption of Master Lease by and among National Health Investors, Inc. and NHC/OP, L.P. and certain of their respective affiliates named therein (included in Exhibit 10.1).

99.1	Press release issued by National HealthCare Corporation on April 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Certain schedules and exhibits to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. NHC agrees to furnish a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not statements of historical fact are “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our intentions, plans, and expectations concerning the Agreement, the Transaction, including its timing, consummation, and potential benefits, the Master Lease, the Master Lease Termination Agreement, and the Property, and any other statements that are not statements of historical fact, including, without limitation, those statements containing words such as “expect,” “plan,” “intend,” “believe,” “anticipate,” “continue,” “may,” “will,” or the negative version of these words and similar expressions, are forward-looking statements. We caution investors that forward-looking statements are based on current expectations and assumptions that are subject to significant risks and uncertainties and are not guarantees of future performance. Actual results, performance, or achievements could differ materially from those expressed or implied by any forward-looking statement as a result of various risks and uncertainties, including, without limitation: our right to terminate the Agreement for any or no reason during the Review Period; the terms available for a new credit facility to utilize in paying the Purchase Price; the future actions of the Seller Parties, which we do not control; conditions to the closing of the Transaction may not be satisfied; the Transaction may involve unexpected costs, liabilities, or delays; the ability to complete the Transaction within the expected timeframe, or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and the loss of the Purchaser’s Deposits; liabilities and other claims asserted against us and patient care liabilities, as well as the resolution of current litigation; availability of insurance and assets for indemnification; national and local economic conditions; including their effect on the availability and cost of labor, utilities and materials; the effect of government regulations and changes in regulations governing the healthcare industry, including our compliance with such regulations; changes in Medicare and Medicaid payment levels and methodologies and the application of such methodologies by the government and its fiscal intermediaries, the ability of third parties for whom we have guaranteed debt to refinance certain short-term debt obligations; and other risks and uncertainties described in our reports and other filings with the SEC, including the Annual Report. We caution investors not to place undue reliance on forward-looking statements, which are qualified in their entirety by this cautionary statement. We expressly disclaim any obligation to update our forward-looking statements, which speak only as of the date of this report, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 21, 2026

NATIONAL HEALTHCARE CORPORATION

By:	/s/Stephen F. Flatt
Name:	Stephen F. Flatt
Title:	Chief Executive Officer